UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HARTE HANKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Richard B. Aldridge, Esq.	Justin W. Chairman, Esq.
Morgan, Lewis & Bockius LLP	Morgan, Lewis & Bockius LLP
1701 Market Street	1701 Market Street
Philadelphia, PA 19103-2921	Philadelphia, PA 19103-2921
(215) 963-4829	(215) 963-5061

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

PROXY BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS Noon, Mountain Time, Thursday, August 17, 2017 Magnolia Hotel — 818 17th Street, Denver, Colorado 80202 The undersigned stockholder of Harte Hanks, Inc. (“Harte Hanks”) hereby revokes any proxy or proxies previously granted and appoints Carlos M. Alvarado, Robert L. R. Munden and Karen A. Puckett or any of them as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) or postponement(s) thereof. The undersigned acknowledges receipt of the Harte Hanks Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY STOCKHOLDER SIGNING THIS PROXY WITHOUT MARKING ITEMS 1, 2, 3 OR 4 WILL BE DEEMED TO HAVE GIVEN THE DESIGNATED PROXIES COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES AS RECOMMENDED BY THE BOARD UNDER EACH PROPOSAL. IF ANY SUCH ITEM IS MARKED, A STOCKHOLDER’S SHARES WILL BE VOTED ON SUCH ITEM IN ACCORDANCE WITH HIS, HER OR ITS INSTRUCTIONS. THE DESIGNATED PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 5. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AS DESCRIBED IN THE PROXY STATEMENT. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 17, 2017. The Proxy Statement and our 2017 Annual Report are available at: www.okapivote.com/hartehanks

Please mark vote as in this example Proposals – Our Board has recommended FOR all nominees and proposals 2 and 4, and “Every Year” for proposal 3. 1. To elect two Class III directors: 01 – Judy C. Odom 02 – Karen A. Puckett 2. Say-on-Pay: to approve on an advisory basis the compensation of named executive officers. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. Frequency of Say-on-Pay: advisory recommendation on how frequently to hold Say-on-Pay votes. EVERY YEAR EVERY 2 YEARS EVERY 3 YEARS ABSTAIN 4. To ratify the appointment of Deloitte & Touche LLP as Harte Hanks’ independent registered public accounting firm for fiscal year 2017. FOR AGAINST ABSTAIN 5. In their discretion, the management proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, 3, and 4 above. If this card contains no specific voting instructions, the shares will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2, EVERY YEAR in Proposal 3, and FOR Proposal 4. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF. Date: , 2017 Signature Signature, if held jointly, or office or title held Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. have provided or return it to Okapi Partners Americas, 24th floor, New York, NY 10036. instructions. MAIL Vote Your Proxy by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we c/o Teresa Huang, 1212 Avenue of the TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 959-0418 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the INTERNET Vote Your Proxy on the Internet: Go to okapivote.com/hhs Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.